                                                                   Exhibit 10.22
                                                                   -------------

[LOGO]

                         [LETTERHEAD OF RYERSON TULL]



                                                  November 16, 1999


Mr. George A. Ranney, Jr.
Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603


     Re:  Retainer Arrangement
          --------------------

Dear George:

     This will confirm our arrangement under which you have agreed to provide professional services to Ryerson Tull, Inc. on a retainer basis. We will pay Mayer, Brown & Platt a retainer fee of $10,000 per month, plus reasonable expenses, for these services.

     You agree to make yourself personally available, on request, to me, our General Counsel Joyce Mims, the other members of our senior management team and our Board of Directors from time to time for advice and counsel on strategic and other issues.

     Ryerson Tull, Inc. is a regular client of your Firm. We understand, however, that you will not bill us on an hourly basis for these services. In the event that any particular project requires a major commitment of your time, then the Firm and we shall discuss whether your services on that project should be billed to us in the traditional manner as part of your Firm's regular monthly statements.

     This retainer arrangement may be terminated by either of us at any time upon notice to the other.

Mr. George a Ranney, Jr.
Page 2
November 16, 1999



If this letter correctly sets forth our understanding, please so indicate in the appropriate space below and return a signed copy hereof to us.

                                            Very truly yours,

                                            RYERSON TULL, INC.

                                            By: /s/ Neil S. Novich
                                               -------------------------
                                                Chairman, President and
                                                Chief Executive Officer

Accepted and Agreed to:

/s/ George A. Ranney, Jr
------------------------
George A. Ranney, Jr


MAYER, BROWN & PLATT

By: /s/ Debora de Hoyos
   --------------------
    Managing Partner